Franklin BSP Realty Trust First Quarter 2025 Supplemental Information

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 2 Important Information The information herein relates to the Company’s business and financial information as of March 31, 2025 and does not reflect subsequent developments. Risk Factors Investing in and owning our common stock involves a high degree of risk. See the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 26, 2025, and the risk disclosures in our subsequent periodic reports filed with the SEC for a discussion of these risks. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Franklin BSP Realty Trust, Inc. (“FBRT” or the “Company”) and may include the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that could cause actual outcomes to differ materially from our forward-looking statements include macroeconomic factors in the United States including inflation, changing interest rates and economic contraction, impairments in the value of real estate property securing our loans or that we own, the extent of any recoveries on delinquent loans, and the financial stability of our borrowers, and the other factors set forth in the risk factors section of our most recent Form 10-K and Form 10-Q. The extent to which these factors impact us and our borrowers will depend on future developments, which are highly uncertain and cannot be predicted with confidence. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted. This summary is not advice, a recommendation or an offer to enter into any transaction with us or any of our affiliated funds. There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations. Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances. The information contained herein is qualified in its entirety by reference to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. You may obtain a copy of the most recent Annual Report or Quarterly Report by calling (844) 785-4393 and/or visiting www.fbrtreit.com. This presentation contains information regarding FBRT’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Distributable Earnings. Please refer to the appendix for the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures. PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATIVE OF FUTURE RESULTS. INVESTMENTS INVOLVE SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved. Any references herein to any of the Company’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments. There can be no guarantee that the investment objective of the Company will be achieved. Any investment entails a risk of loss. An investor could lose all or substantially all of his or her investment. Please refer to our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for a more complete list of risk factors. The following slides contain summaries of certain financial information about the Company. The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

FBRT 1Q 2025 Financial Update

FBRT 1Q 2025 Financial Update

Highlights

Earnings	• GAAP Net Income of **$23.7 million** and **$0.20** per diluted common share and **$0.22** per fully converted share [1] • Distributable Earnings [2] of **($6.2) million** and **($0.12)** per fully converted share [1]. Distributable Earnings includes $38.2 million of realized losses within the quarter, of which $38.6 million was recognized in GAAP in previous quarters • Distributable Earnings before realized losses of **$31.9 million** and **$0.31** per fully converted share [1] • Declared a cash dividend of **$0.355** per share, representing an annualized yield of 9.5% on fully-converted book value per share [1]. GAAP, Distributable Earnings [2] and Distributable Earnings before realized losses [2] dividend coverage of 61%, (35%) and 86%, respectively
Capitalization	• Fully-converted book value per share is **$14.95** vs. $15.19 in Q4 2024 [1]. Undepreciated fully-converted book value per share is **$15.12** vs. $15.35 in Q4 2024 [1] [3] • Net debt to equity is **2.4x;** recourse net debt to equity is **0.3x** • **85%** of financing sources are non-mark-to-market on our core book • **$913 million** of liquidity of which $215 million is cash and $34 million is CLO reinvest/ramp available [4]
Investments	• **Core Portfolio:** Principal balance decreased by **$199 million**. Closed **$341 million** of new loan commitments and funded **$320 million** of principal balance including future funding on existing loans. Received loan repayments of $353 million. Transferred $166 million to real estate owned
Portfolio	• **Core Portfolio** of **152** CRE loans and **$4.8 billion** of principal balance, average size of $32 million and 71% multifamily. Two assets were removed from the watch list. Six assets remain on the watch list, one of which is risk rated a five and five of which are risk rated a four • Twelve foreclosure real estate owned positions, totaling **$271 million**, one investment real estate owned position of **$122 million**, and one equity investment position of **$13 million**

1. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards.
2. Please see appendix for GAAP net income to Distributable Earnings calculation.
3. Adjusted for accumulated depreciation and amortization of real property of $14.8 million and $13.8 million at 3/31/25 and 12/31/24, respectively.
4. Cash excludes restricted cash. Total liquidity amount includes the cash available we can invest at a market advance rate utilizing our available capacity on financing lines.

BENEFIT STREET PARTNERS | ALCENTRA 4

FBRT 1Q 2025 Financial Update

Financial Highlights

Income Statement	
Net interest income	$43.3
Operating expenses [1]	(18.8)
(Provision) / Benefit for credit loss	$1.9
Other income/(loss)	(2.7)
GAAP net income (loss)	**$23.7**
Adjustments to GAAP net income (loss) [2]	8.2
Distributable Earnings before realized loss [2]	**$31.9**
Realized loss adjustments to GAAP net income (loss) [2]	(38.2)
Distributable Earnings [2]	**(6.2)**
GAAP net income (loss) per share, fully converted [3]	$0.22
GAAP return on common equity	5.7%
GAAP dividend coverage, fully converted [2], [3]	60.9%
Distributable Earnings per share, fully converted [2], [3]	**($0.12)**
Distributable Earnings return on common equity [2]	**(3.3%)**
Distributable Earnings dividend coverage, fully converted [2], [3]	**(35.1%)**
Distributable Earnings per share before realized loss, fully converted [2], [3]	**$0.31**
Distributable Earnings return on common equity before realized loss [2]	**8.1%**
Distributable Earnings dividend coverage before realized loss, fully converted [2], [3]	**85.9%**
Dividend per share	$0.355
Dividend per share yield on book value	9.5%

Balance Sheet - Assets (End of Quarter)	
Total core portfolio	$4,739.9
Total real estate securities	167.2
Cash and restricted cash	224.1
CLO reinvestment available	34.1
Other assets	488.8
Total assets	**$5,654.1**

Balance Sheet - Debt & Equity	
Collateralized loan obligations	$3,226.7
Warehouse	429.3
Repo - securities	206.2
Asset specific financings	36.9
Unsecured debt	81.4
Total debt	**$3,980.5**
Preferred equity [4]	348.5
Common stock/retained earnings [5]	1,246.6
Total equity [4], [5]	**$1,595.1**
Book value per share, fully converted [3]	**$14.95**
Net debt/total equity	**2.35x**
Recourse net debt/total equity	**0.33x**

Note: All numbers in millions except per share and share data.

1. Does not include real estate owned operating income which is reported under Other income / (loss).
2. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings.
3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards.
4. Includes $90 million of preferred equity that converts to common equity on 1/21/26, subject to the holder's right to accelerate the conversion. These amounts are reflected as temporary equity on the consolidated balance sheets. The remaining $259 million of preferred equity represents the Series E preferred, which is not convertible into common equity.
5. Includes non-controlling interest.

BENEFIT STREET PARTNERS | ALCENTRA 5

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 6 $32.4 -$4.0 $31.2 -$6.2 2Q'24 3Q'24 4Q'24 1Q'25 $31.9 (2)$32.5 (2) $36.0 (2) $31.7 (2) -$3.8 $30.2 $30.2 $23.7 2Q'24 3Q'24 4Q'24 1Q'25 2Q'24 3Q'24 4Q'24 1Q'25 $0.355 $0.355 $0.355 $0.355 Dividend per share $0.31 ($0.10) $0.30 ($0.12) Distributable earnings per share, fully converted (1), (2) $0.35 $0.31 $0.30 $0.31 Distributable earnings per share before realized loss, fully converted (1), (2) 87% (28%) 84% (35%) Distributable dividend coverage, fully converted (1), (2) 99% 88% 86% 86% Distributable dividend coverage before realized loss, fully converted (1), (2) Earnings & Distributions Note: All numbers in millions except per share data. 1. Please see appendix for the detail on the adjustments from GAAP net income to Distributable Earnings. 2. Distributable earnings before realized loss 3. Fully converted per share information assumes applicable conversion of our outstanding series of convertible preferred stock into common stock and the full vesting of our outstanding equity compensation awards. FBRT 1Q 2025 Financial Update Distributable Earnings ($M) (1) GAAP Net Income (Loss) ($M)

FBRT 1Q 2025 Financial Update

Core Net Fundings

1Q 2025 ($M)


$5,000
$261
$59
($353)
($166)
$4,801
4Q24 Loans Outstanding
Fundings on New Loans
Fundings on Existing Loans
Repayments (1)
REO/ Foreclosures (2)
1Q25 Loans Outstanding

Note: All numbers in millions.

1. Includes full paydowns, dispositions, partial paydowns, non-REO related charge-offs and amortization
2. Includes REO related charge-offs

BENEFIT STREET PARTNERS | ALCENTRA 7

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 8 Capitalization Overview 1. On our core book (excluding repo-securities), 85% of financings are non-mark-to-market 2. Net leverage represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, repurchase agreements - commercial mortgage loans, repurchase agreements - real estate securities, asset-specific financing arrangements, and unsecured debt, less cash and cash equivalents, to (ii) total equity and total redeemable convertible preferred stock, at period end. Recourse net leverage excludes collateralized loan obligations. FBRT 1Q 2025 Financial Update Financing Sources (1) Net Leverage (2) Average debt cost including financing was 6.9% in 1Q25 vs. 7.4% in 4Q24 Collateralized Loan Obligations 81% Warehouse 11% Repo - Securities 5% Asset Specific Financings 1% Unsecured Debt 2% 0.33x 2.35x 0.00x 0.50x 1.00x 1.50x 2.00x 2.50x Recourse Net Leverage Total Net Leverage

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 9 Financing Detail 1. Outstanding balance as of March 31, 2025 and net of tranches held by FBRT 2. Cost of debt is shown before discount and transaction costs 3. Commitment for loans. Excludes bond repurchase agreements FBRT 1Q 2025 Financial Update CLOs Warehouse/Revolver/Other CLO Name Debt Amount(1) Reinvest End Date Cost of Debt(2) BSPRT 2021-FL6 $253 million Ended S + 1.83% BSPRT 2021-FL7 $378 million Ended S + 1.92% BSPRT 2022-FL8 $577 million Ended S + 1.87% BSPRT 2022-FL9 $442 million Ended S + 3.06% BSPRT 2023-FL10 $717 million 4/8/25 S + 2.59% BSPRT 2024-FL11 $886 million 10/8/27 S + 1.99% Total $3,253 million CLO reinvestment available $34 million Repo – Securities (outstanding) $206 million Name Commitment (3) Barclays (Warehouse) $500 million Wells Fargo $400 million JP Morgan $500 million Atlas SP Partners $350 million Churchill $225 million Barclays (Secured Revolver) $100 million Total $2,075 million

FBRT 1Q 2025 Financial Update

Liquidity

Liquidity ($M)


$215
$34
$664
$913
Unrestricted Cash
CLO Reinvestment Available
Financing Available & In Progress (1)
Total Liquidity

1. Represents cash available at 3/31/2025 that we can invest at a market advance rate utilizing our available capacity on financing lines

BENEFIT STREET PARTNERS | ALCENTRA 10

Portfolio

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 12 Collateral by Region Texas 31% Florida 13% North Carolina 13% Various 6% Georgia 6% South Carolina 5% New York 5% Arizona 4% All Other 17% Core Loan Portfolio Composition 1. Weighted average loan-to-value percentage (WA LTV) represents the weighted average ratio of the loan amount to the appraised value of the property at the time of origination 2. Unpaid principal balance (UPB) represents the portion of the loan that has not yet been remitted to the lender 3. One risk rated 5 and two risk rated 4 Portfolio Rate TypePortfolio Summary Collateral by StateCollateral Summary • $4.8B total portfolio; 62.8% WA LTV (1) • 140 senior loans; average UPB (2) of $34M • 12 mezzanine loans; average UPB (2) of $4M • 3 non-performing loans (3) Portfolio Overview Southeast 40% Southwest 35% Mideast 8% Far West 4% New England 4% Great Lakes 2% Rocky Mountain 1% Various 6% Floating 89% Fixed 11% Senior 99% Mezzanine 1% Multifamily 71% Hospitality 15% Industrial 7% Office 3% Retail 1% Other 3%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 13 By State By Collateral By Region Core Originations in the Quarter Note: Charts shown above are based on the initial funding/unpaid principal balance of the newly originated loans. 1. All-in coupon based on 3/31/25 SOFR indices. Portfolio • 11 loans; $341 million total commitment ($261 million of initial funding / $80 million of future funding) • 3.25% weighted average spread; 7.57% all-in coupon (1) • 0.7% and 0.4% weighted average origination and exit fees, respectively Overview Southwest 71% Mideast 21% Southeast 8% Texas 71% New York 21% Tennessee 8% Multifamily 79% Hospitality 21%

Portfolio

Core Portfolio - Watch List Loans (Risk Rating 4&5)

Investment	Suburban Office Park	307-Unit Student Housing Community	249-Unit Apartment Community	222-Unit Apartment Community	77-Unit Apartment Community	176-Unit Apartment Community
Loan Type	Floating Rate Senior Loan	Floating Rate Senior Loan	Floating Rate Senior Loan	Floating Rate Senior Loan	Floating Rate Senior Loan	Floating Rate Senior Loan
Investment Date	Q4 2019	Q2 2022	Q2 2022	Q3 2021	Q4 2021	Q2 2022
Default Date	None	None	Q1 2025	Q4 2024	None	None
Non-Performing	Yes	No	Yes	Yes	No	No
Collateral	Office	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily
Loan Purpose	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition	Acquisition
Location	Alpharetta, GA	Norfolk, VA	Austin, TX	Charlotte, NC	Philadelphia, PA	Fort Worth, TX
Loan Risk Rating	5	4	4	4	4	4

Note: Watchlist loans are loans with a risk rating of 4 or 5

BENEFIT STREET PARTNERS | ALCENTRA 14

Portfolio

Foreclosure Real Estate Owned ("REO")

								Multi Property Loan				
Investment	**Single Tenant Retail Portfolio**	**CBD Office Complex**	**16-Building Apartment Complex**	**144-Unit Apartment Community**	**471-Unit Apartment Community**	**426-Unit Apartment Community**	**224-Unit Apartment Community**	**397-Unit Apartment Community**	**76-Unit Apartment Community**	**50-Unit Apartment Community**	**CBD Office Complex**	**320-Unit Apartment Community**
Loan Investment Date	Q2 2022	Q1 2020	Q1 2021	Q2 2022	Q2 2022	Q2 2018	Q3 2021	Q2 2022	Q2 2022	Q2 2022	Q1 2021	Q1 2021
Foreclosure / Deed-In-Lieu Date	Q4 2022 - Q2 2023	Q3 2023	Q4 2023	Q2 2024	Q2 2024	Q2 2024	Q3 2024	Q3 2024	Q3 2024	Q4 2024	Q1 2025	Q1 2025
Collateral Type	Retail	Office	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Multifamily	Office	Multifamily
Collateral Detail	3 Freestanding Retail Properties	124k Square Foot Office Complex	236-Unit Apartment Complex with 16 Buildings	144-Unit, Garden-Style Apartment Communities	471-Unit, Garden Style Apartment Community	426-Unit, High Rise Apartment Community	224-Unit, Garden Style Apartment Community	397-Unit, Garden Style Apartment Community	76-Unit, Garden Style Apartment Community	50-Unit, Mid-Rise Apartment Community	301k Square Foot Office Complex	320-Unit, Garden Style Apartment Community
Location	Various	Portland, Oregon	Lubbock, Texas	Chapel Hill, North Carolina	Raleigh, North Carolina	Cleveland, Ohio	San Antonio, Texas	Oklahoma City, Oklahoma	Charlotte, North Carolina	Rock Hill, South Carolina	Denver, Colorado	Houston, Texas

BENEFIT STREET PARTNERS | ALCENTRA 15

Appendix

Appendix

Core Portfolio – FBRT Portfolio Details – Top 15 Loans

Loan	Loan Type	Origination Date	Par Value	Amortized Cost	Spread	Effective Yield [1]	Fully Extended Maturity	State	Collateral Type	As-is LTV [2]
Loan 1	Senior Loan	5/10/24	117	116	+ 2.50%	6.82%	5/9/29	Connecticut	Multifamily	50.7%
Loan 2	Senior Loan	4/5/24	112	112	+ 3.15%	7.47%	4/9/28	Various	Industrial	63.8%
Loan 3	Senior Loan	2/9/23	111	111	+ 4.90%	9.22%	2/9/28	Various	Hospitality	53.6%
Loan 4	Senior Loan	2/24/22	86	86	+ 3.15%	7.47%	3/9/27	North Carolina	Multifamily	69.6%
Loan 5	Senior Loan	2/10/22	81	81	+ 3.20%	7.52%	2/9/27	Florida	Multifamily	74.5%
Loan 6	Senior Loan	12/15/21	80	80	4.25%	4.25%	3/9/27	North Carolina	Multifamily	76.1%
Loan 7	Senior Loan	2/16/24	80	79	+ 3.65%	7.97%	3/9/29	Texas	Multifamily	53.3%
Loan 8	Senior Loan	8/1/23	79	79	+ 3.20%	7.52%	8/9/28	Texas	Multifamily	58.7%
Loan 9	Senior Loan	12/21/21	78	78	+ 3.45%	7.77%	1/9/27	Florida	Multifamily	78.8%
Loan 10	Senior Loan	3/7/24	75	75	+ 2.70%	7.02%	3/9/29	North Carolina	Industrial	58.6%
Loan 11	Senior Loan	3/31/21	74	74	+ 2.95%	7.39%	4/9/26	Texas	Multifamily	72.6%
Loan 12	Senior Loan	9/6/24	72	72	+ 2.75%	7.07%	9/9/28	Florida	Multifamily	72.7%
Loan 13	Senior Loan	9/20/21	67	67	+ 3.25%	7.69%	10/9/26	South Carolina	Multifamily	77.1%
Loan 14	Senior Loan	2/29/24	67	67	+ 3.25%	7.57%	3/9/29	Florida	Multifamily	58.7%
Loan 15	Senior Loan	6/14/22	67	67	+ 3.45%	7.77%	6/9/27	Georgia	Multifamily	71.6%
Loans 16 - 152	Senior & Mezz Loans	Various	3,555	3,542	+ 3.76%	8.10%	Various	Various	Various	62.0%
Total/Wtd. avg.			**$4,801**	**$4,786**	**+ 3.58%**	**7.92%**	**2.5 years**			**62.8%**
Average Loan Size			**$32**	**$31**						

Note: All numbers in millions.

1. Effective Yield defined as: (1) current spread of the loan plus (2) the greater of any applicable index or index floor
2. As-is loan to value percentage is from metrics at origination. Predevelopment construction loans at origination will not have an LTV and therefore is nil.

BENEFIT STREET PARTNERS | ALCENTRA 17

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 18 Risk Rating Principal Balance - 3,838 773 168 23 Loan Count, 4Q24 - 124 27 1 3 (+) Addition - 11 1 4 - (-) Reduction - (9) (8) - (2) Loan Count, 1Q25 - 126 20 5 1 Change QoQ - 2 (7) 4 (2) Non-Performing - - - 2 1 Watch List - - - 5 1 0.0% 79.9% 16.1% 3.5% 0.5% 1 2 3 4 5 Core Portfolio – Risk Ratings Note: Principal balance in millions. Watchlist loans are loans with a risk rating of 4 or 5 Appendix Risk Ratings Average risk rating was 2.2 for the quarter vs. 2.3 in 4Q24

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 19 $0.08 $0.01 ($0.01) $0.00 $0.01 -1.50% -1.00% -0.50% 3/31/2025 +0.25% Change in Floating Base Rate Indices Earnings Sensitivity Note: Reflects earnings impact of an increase or decrease in the floating-rate indices referenced by our portfolio, assuming no change in credit spreads, portfolio composition or asset performance Appendix EPS Sensitivity on Index Rates Positive earnings correlation to falling rates due to rate floor activations As of 4/11/25: 1M SOFR: 4.33% As of 3/31/25: 1M SOFR: 4.32%

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 20 $399 $1,027 $1,337 $897 $1,124 $17 2025 ROY 2026 2027 2028 2029 2030 Core Portfolio – Fully Extended Maturities Note: All numbers in millions. Appendix Fully Extended Maturity by Year

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 21 4Q24 Provision/ (Benefit) Write offs 1Q25 UPB As % of Total UPB General CECL Provision $48.0 ($1.6) - $46.4 $4,741 1.0% Specific CECL Provision 31.2 (0.3) (29.9) 1.0 $60 0.0% Total Allowance for Credit Losses $79.2 ($1.9) ($29.9) $47.4 $4,801 1.0% Multifamily 79% Office 2% Hospitality 13% All Other 6% Core Portfolio – Allowance For Loan Loss Note: All numbers in millions. Allowance for loan loss above includes future funding. Appendix Total Allowance for Credit Loss by Collateral Type

Appendix

GAAP Net Income to Distributable Earnings Reconciliation

	1Q'25	4Q'24	3Q'24	2Q'24
GAAP Net Income (Loss)	**23.7**	**30.2**	**30.2**	**(3.8)**
Adjustments:				
Unrealized (Gain) / Loss [(1)]	3.3	(1.5)	2.5	6.3
Subordinated Performance Fee [(2)]	0.3	(1.4)	(3.4)	(2.2)
Non-Cash Compensation Expense	2.2	2.2	2.1	2.1
Depreciation & Amortization	1.4	1.4	1.4	1.4
Transaction-Related and Non-Recurring Items [(3)]	3.0	-	-	-
(Reversal of) / Provision for Credit Loss	(1.9)	0.9	(0.3)	32.2
Distributable Earnings before realized loss	**31.9**	**31.7**	**32.5**	**36.0**
Realized (Gain) / Loss Adjustment on Loans and REO [(4)]	(38.2)	(0.5)	(36.4)	(3.7)
Distributable Earnings	**(6.2)**	**31.2**	**(4.0)**	**32.4**
7.5% Series E Cumulative Reedemable Preferred Stock Dividend	(4.8)	(4.8)	(4.8)	(4.8)
Noncontrolling Interests in Joint Ventures Net (Income) / Loss	0.4	0.4	1.4	1.6
Noncontrolling Interests in Joint Ventures Net (Income) / Loss DE Adjustments	(0.4)	(0.4)	(1.4)	(1.7)
Distributable Earnings to Common	**(11.1)**	**26.4**	**(8.8)**	**27.4**
Average Common Stock & Common Stock Equivalents [(5)]	1,338.9	1,346.2	1,349.1	1,370.7
GAAP Net Income / (Loss) ROE	5.7%	7.6%	7.9%	(2.0%)
Distributable Earnings ROE	(3.3%)	7.8%	(2.6%)	8.0%
GAAP Net Income / (Loss) Earnings Per Share, Diluted	$0.20	$0.29	$0.30	($0.11)
Fully Converted Weighted Average Shares Outstanding [(6)]	88,842,266	88,437,287	88,432,401	88,452,224
GAAP Net Income / (Loss) Earnings Per Share, Fully Converted [(6)]	$0.22	$0.29	$0.30	($0.08)
Distributable Earnings Per Share, Fully Converted [(6)]	($0.12)	$0.30	($0.10)	$0.31
Distributable Earnings Per Share before realized loss, Fully Converted [(6)]	$0.31	$0.30	$0.31	$0.35

Note: All numbers in millions except share and per share data.

1. Represents unrealized gains and losses on (i) commercial mortgage loans, held for sale, measured at fair value, (ii) other real estate investments, measured at fair value and (iii) derivatives.
2. Represents accrued and unpaid subordinated performance fee. In addition, reversal of subordinated performance fee represents cash payment obligations in the quarter.
3. Represents transaction-related and non-recurring costs associated with the acquisition of NewPoint Holdings JV LLC
4. Represents amounts deemed nonrecoverable upon a realization event, which is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized upon sale. Amount may be different than the GAAP basis. As of March 31, 2025, the Company has $0 million of GAAP loss adjustments that would run through distributable earnings if and when cash losses are realized.
5. Represents the average of all classes of equity except the Series E Preferred Stock.
6. Fully Converted assumes conversion of our series of convertible preferred stock and full vesting of our outstanding equity compensation awards.

BENEFIT STREET PARTNERS | ALCENTRA 22

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 23 March 31, 2025 December 31, 2024 Stockholders' equity applicable to convertible common stock $ 1,330,641 $ 1,343,568 Shares: Common stock 82,161,584 81,788,091 Restricted stock and restricted stock units 1,475,850 1,278,698 Series H convertible preferred stock 5,370,498 5,370,498 Total outstanding shares 89,007,932 88,437,287 Fully-converted book value per share(1) $ 14.95 $ 15.19 Book Value Per Share & Shares Outstanding Note: All numbers in thousands except per share and share data. Preferred stock values expressed in common stock equivalents. 1. Fully-converted book value per share reflects full conversion of our outstanding series of convertible preferred stock and vesting of our outstanding equity compensation awards. 2. Book value per share as of March 31, 2025 and December 31, 2024, excluding the impact for accumulated depreciation and amortization of real property of $14.8 million and $13.8 million, respectively, was $15.12 and $15.35. Appendix

Appendix

FBRT Income Statement

	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024
Income		
Interest income	$ 113,908	$ 130,558
Less: Interest expense	70,593	81,318
Net interest income	43,315	49,240
Revenue from real estate owned	6,797	4,712
Total income	**$ 50,112**	**$ 53,952**
Expenses		
Asset management and subordinated performance fee	$ 6,555	$ 7,865
Acquisition expenses	299	238
Administrative services expenses	3,348	2,860
Professional fees	6,576	4,084
Share-based compensation	2,246	1,799
Depreciation and amortization	1,380	1,417
Other expenses	9,936	2,363
Total expenses	**$ 30,340**	**$ 20,626**
Other income/(loss)		
(Provision)/benefit for credit losses	$ 1,898	$ (2,880)
Realized gain/(loss) on real estate securities, available for sale	—	88
Realized gain/(loss) on sale of commercial mortgage loans, held for sale, measured at fair value	5,039	5,513
Unrealized gain/(loss) on commercial mortgage loans, held for sale, measured at fair value	—	457
Gain/(loss) on other real estate investments	(2,232)	6
Unrealized gain/(loss) on derivatives	(1,056)	(138)
Realized gain/(loss) on derivatives	938	290
Total other income/(loss)	**$ 4,587**	**$ 3,336**
Income/(loss) before taxes	24,359	36,662
(Provision)/benefit for income tax	(654)	(835)
Net income/(loss)	**$ 23,705**	**$ 35,827**
Net (income)/loss attributable to non-controlling interest	353	93
Net income/(loss) attributable to Franklin BSP Realty Trust, Inc.	**$ 24,058**	**$ 35,920**
Less: Preferred stock dividends	6,748	6,748
Net income/(loss) applicable to common stock	**$ 17,310**	**$ 29,172**
Basic earnings per share	$ 0.20	$ 0.35
Diluted earnings per share	$ 0.20	$ 0.35
Basic weighted average shares outstanding	82,053,686	81,994,096
Diluted weighted average shares outstanding	82,053,686	81,994,096

BENEFIT STREET PARTNERS | ALCENTRA 24

Appendix

FBRT Balance Sheet

	March 31, 2025	December 31, 2024
ASSETS		
Cash and cash equivalents	$ 215,368	$ 184,443
Restricted cash	8,736	12,421
Commercial mortgage loans, held for investment, net of allowance for credit losses of $46,604 and $78,083 as of March 31, 2025 and December 31, 2024, respectively	4,739,876	4,908,667
Commercial mortgage loans, held for sale, measured at fair value	4,992	87,270
Real estate securities, available for sale, measured at fair value, amortized cost of $167,511 and $202,894 as of March 31, 2025 and December 31, 2024, respectively	167,192	202,973
Receivable for loan repayment	54,297	157,582
Accrued interest receivable	36,834	42,225
Prepaid expenses and other assets	18,358	17,526
Intangible lease asset, net of amortization	39,114	39,834
Real estate owned, net of depreciation	112,499	113,160
Real estate owned, held for sale	243,390	222,890
Equity method investment	13,395	13,395
Total assets	**$ 5,654,051**	**$ 6,002,386**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Collateralized loan obligations	$ 3,226,710	$ 3,628,270
Repurchase agreements and revolving credit facilities - commercial mortgage loans	429,314	329,811
Repurchase agreements - real estate securities	206,164	236,608
Mortgage note payable	23,998	23,998
Other financings	12,865	12,865
Unsecured debt	81,420	81,395
Derivative instruments, measured at fair value	88	713
Interest payable	11,386	12,844
Distributions payable	36,444	36,237
Accounts payable and accrued expenses	17,567	14,443
Due to affiliates	12,156	14,106
Intangible lease liability, held for sale	880	1,291
Total liabilities	**$ 4,058,992**	**$ 4,392,581**
Commitments and Contingencies		
Redeemable convertible preferred stock:		
Redeemable convertible preferred stock Series H, $0.01 par value, 20,000 authorized and 17,950 issued and outstanding as of March 31, 2025 and December 31, 2024	$ 89,748	$ 89,748
Total redeemable convertible preferred stock	**$ 89,748**	**$ 89,748**
Equity:		
Preferred stock, $0.01 par value; 100,000,000 shares authorized, 7.5% Cumulative Redeemable Preferred Stock, Series E, 10,329,039 shares issued and outstanding as of March 31, 2025 and December 31, 2024	$ 259,748	$ 258,742
Common stock, $0.01 par value, 900,000,000 shares authorized, 82,870,769 and 83,066,789 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	822	818
Additional paid-in capital	1,600,846	1,600,997
Accumulated other comprehensive income/(loss)	(318)	79
Accumulated deficit	(360,456)	(348,074)
Total stockholders' equity	**$ 1,499,636**	**$ 1,512,562**
Non-controlling interest	5,675	7,495
Total equity	**$ 1,505,311**	**$ 1,520,057**
Total liabilities, redeemable convertible preferred stock and equity	**$ 5,654,051**	**$ 6,002,386**

BENEFIT STREET PARTNERS | ALCENTRA 25

B E N E F I T S T R E E T P A R T N E R S | A L C E N T R A 26 Definitions Distributable Earnings and Distributable Earnings to Common Distributable Earnings is a non-GAAP measure, which the Company defines as GAAP net income (loss), adjusted for (i) non-cash CLO amortization acceleration and amortization over the expected useful life of the Company's CLOs, (ii) unrealized gains and losses on loans and derivatives, including CECL reserves and impairments, net of realized gains and losses, as described further below, (iii) non-cash equity compensation expense, (iv) depreciation and amortization, (v) subordinated performance fee accruals/(reversal), (vi) realized gains and losses on debt extinguishment and CLO calls, and (vii) certain other non-cash items. Further, Distributable Earnings to Common, a non-GAAP measure, presents Distributable Earnings net of (x) perpetual preferred stock dividend payments and (y) non-controlling interests in joint ventures. As noted above, we exclude unrealized gains and losses on loans and other investments, including CECL reserves and impairments, from our calculation of Distributable Earnings and include realized gains and losses. The nature of these adjustments is described more fully in the footnotes to our reconciliation tables. GAAP loan loss reserves and any property impairment losses have been excluded from Distributable Earnings consistent with other unrealized losses pursuant to our existing definition of Distributable Earnings. We expect to only recognize such potential credit or property impairment losses in Distributable Earnings if and when such amounts are deemed nonrecoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of a foreclosure or other property, when the underlying asset is sold. Amounts may also be deemed non-recoverable if, in our determination, it is nearly certain the carrying amounts will not be collected or realized. The realized loss amount reflected in Distributable Earnings will generally equal the difference between the cash received and the Distributable Earnings basis of the asset. The timing of any such loss realization in our Distributable Earnings may differ materially from the timing of the corresponding loss reserves, charge-offs or impairments in our consolidated financial statements prepared in accordance with GAAP. The Company believes that Distributable Earnings and Distributable Earnings to Common provide meaningful information to consider in addition to the disclosed GAAP results. The Company believes Distributable Earnings and Distributable Earnings to Common are useful financial metrics for existing and potential future holders of its common stock as historically, over time, Distributable Earnings to Common has been an indicator of common dividends per share. As a REIT, the Company generally must distribute annually at least 90% of its taxable income, subject to certain adjustments, and therefore believes dividends are one of the principal reasons stockholders may invest in its common stock. Further, Distributable Earnings to Common helps investors evaluate performance excluding the effects of certain transactions and GAAP adjustments that the Company does not believe are necessarily indicative of current loan portfolio performance and the Company's operations and is one of the performance metrics the Company's board of directors considers when dividends are declared. Distributable Earnings and Distributable Earnings to Common do not represent net income (loss) and should not be considered as an alternative to GAAP net income (loss). The methodology for calculating Distributable Earnings and Distributable Earnings to Common may differ from the methodologies employed by other companies and thus may not be comparable to the Distributable Earnings reported by other companies.

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